SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant       [X]
Filed by a Party other than the Registrant     [  ]

Check the Appropriate Box:

[X]     Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             WEBS INDEX FUND, INC.
               (Exact Name of Registrant as Specified in its Charter)

                             WEBS INDEX FUND, INC.
                    (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the Appropriate Box):

[X]  No Fee Required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and o-11

     (1)  Title of each Class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule o-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount previously paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)    Filing Party:

     (4)    Date filed:





                        WEBS INDEX FUND, INC.

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  OF THE FRANCE WEBS INDEX SERIES

_________, 1997

To the Shareholders of the France WEBS Index Series:

A special meeting of the shareholders of the France WEBS Index Series (the "Fund") of WEBS Index Fund, Inc. (the "Company") will be held on September 12, 1997 at 10:00 a.m. (Eastern Time) in the offices of the Company's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, for the following purposes:

(1) to approve a change of the Fund's subclassification from diversified to non-diversified; and

(2) to transact such other business as may properly come before the special meeting or any adjournment thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the special meeting in person. Shareholders of record at the close of business on August 4, 1997 have the right to vote at the special meeting. IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, WE URGE YOU TO FILL IN, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN ORDER THAT THE SPECIAL MEETING MAY BE HELD AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.


By Order of the Board of Directors


R. Sheldon Johnson
Secretary

YOUR VOTE IS IMPORTANT.


WEBS INDEX FUND, INC.
c/o PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809
(800) 810-WEBS (9327)

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WEBS Index Fund, Inc. (the "Company") for use at the Company's special meeting of shareholders of the France WEBS Index Series (the "Fund") to be held in the offices of the Company's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on September 12, 1997 at 10:00 a.m. (Eastern
Time). Such special meeting and any adjournment thereof are hereinafter collectively referred to as the "Meeting." The Fund's shares are hereinafter referred to as "Shares."

It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed form of proxy (the "Proxy") are expected to be distributed to shareholders of the Fund on or about __________, 1997.

A Proxy is enclosed with respect to your Shares. The Proxy should be completed in full. Each Share is entitled to one vote.

If a Proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon.
If you do not expect to be present at the Meeting and wish your Shares to be voted, please date and sign the enclosed Proxy and mail it in the enclosed reply envelope.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY SENDING A WRITTEN REQUEST TO THE COMPANY AT THE ADDRESS PROVIDED ABOVE, OR BY CALLING THE TOLL-FREE NUMBER PROVIDED ABOVE.


PROPOSAL 1:
APPROVAL OF CHANGE OF SUBCLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED

The Fund is classified as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is subclassified as an open-end company and a diversified company. A "diversified company" must meet the following requirements: at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such company and to not more than 10% of the outstanding voting securities of such issuer. At the Meeting, shareholders will be asked to approve a change to the Fund's subclassification from a diversified company to a non-diversified company. A non-diversified company is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. However, each WEBS Index Series of the Company, regardless of whether classified as diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for Federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of the Fund's total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer.

The Board of Directors has approved the Fund's proposed change to a non-diversified company in light of recent and anticipated changes in the Fund's French equity markets and in the Morgan Stanley Capital International ("MSCI") France Index, which is the Fund's benchmark. As a result of recent consolidations in some of France's leading companies, the French equity market and the MSCI France Index have become more concentrated since the Fund commenced operations in March 1996. This situation is expected to be aggravated when a very large proposed telecommunications privatization, anticipated later this year, takes place. In such circumstances, the Fund's ability to track the performance of its benchmark index, which has become non-diversified, is being compromised by the requirement that it operate as a diversified company, and this situation will become materially worse when the anticipated telecommunications privatization takes place. The proposed change to a non-diversified company will increase the Fund's investment flexibility and improve its ability to track the MSCI France Index.

Investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of securities than is the investment return of a diversified fund of comparable size. Consequently, if the Fund becomes non-diversified, changes in the value of any one security may affect the overall value of the Fund more than it would a diversified fund, and thereby subject the Fund's net asset value per share to greater fluctuations and risk.



REQUIRED VOTE

The approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Fund (as defined in the 1940
Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

VOTING INFORMATION

RECORD DATE. Only shareholders of record at the close of business on August 4, 1997 will be entitled to vote at the Meeting. On that date there were _____________ outstanding Shares of the Fund.

QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies which they are entitled to vote FOR
Proposal 1 in favor of any adjournment, and will vote those proxies required to be voted AGAINST Proposal 1 against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Shares represented by broker non-votes are treated as being present for purposes of determining a quorum. A vote cast does not include an abstention or the failure to vote for or against Proposal 1. Therefore, for purposes of determining the affirmative vote of a "majority of the outstanding shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against Proposal 1.

ANNUAL MEETINGS. Consistent with its By-Laws and Maryland law, the Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.





OTHER SHAREHOLDER INFORMATION

At June 30, 1997, the name, address and share ownership of each person who owned of record 5% or more of the outstanding shares of the Fund are listed in the following table.


                                     Amount of             Percentage of
Name and Address                   Shares Owned          Fund Shares Owned

Morgan Stanley & Co. Incorporated
One Pierrepont Plaza
Brooklyn, NY   11201                 234,695                    23.45%

Northern Trust Co.
801 S. Canal Street
Chicago, IL   60607                   59,268                     5.9%

PaineWebber Incorporated
1000 Harbor Boulevard
Weehawken, NJ   07086                116,682                    11.66%

Smith Barney Inc.
333 West 34th St., 3rd Floor
New York, NY   10001                  51,277                     5.12%

State Street Bank & Trust Company
1776 Heritage Drive
Quincy, MA   02171                    97,050                     9.7%

Wells Fargo Bank, NA
464 California Street
San Francisco, CA  94104              78,400                     7.8%

As of June 30, 1997, the Directors and Officers of the Company owned less than 1% of the outstanding Shares of the Fund.

INFORMATION ABOUT THE ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Barclays Global Fund Advisors (the "Adviser") serves as the Company's investment adviser. The Adviser is located at 45 Fremont Street, San Francisco, California 94105.

PFPC Inc. (the "Administrator") serves as the Company's administrator and fund accounting agent. The Administrator is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

Funds Distributor Inc. (the "Distributor") serves as the Company's distributor. The Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


SHAREHOLDER PROPOSALS

A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. As noted above, it is not anticipated that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting with respect to the Fund. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: _________, 1997
SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



WEBS INDEX FUND, INC.

This proxy is solicited on behalf of the Board of Directors of WEBS Index Fund, Inc. (the "Company") for use at a special meeting of shareholders of the France WEBS Index Series of the Company to be held at the offices of the Company's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, on September 12, 1997 at 10:00 a.m. (Eastern Time).

The undersigned hereby appoints Gary M. Gardner, R. Sheldon Johnson and Kathleen L. Thren, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments or postponements thereof, all shares of common stock in the below referenced fund held of record by the undersigned on August 4, 1997, the record date for the meeting, upon the following matter and upon any other matter that may come before the meeting, in their discretion.


Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" Proposal 1.

To vote mark an X in blue or black ink on the proxy card below. Keep this portion for your records.

---------------------------------------------------------------------------

(Detach here and return this portion only)

FRANCE WEBS INDEX SERIES

Vote on Proposal 1

[ ] FOR                 [ ] AGAINST         [ ] ABSTAIN

Proposal to approve a change to the Fund's subclassification from diversified to non-diversified.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Please sign exactly as name appears hereon. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


_____________________________________________      _______________________
Signature                                          Date




July 18, 1997


U.S. Securities and Exchange Commission
Attn: Filing Desk
450 Fifth Street, N.W.
Washington, DC 20549


RE:   WEBS Index Fund, Inc.
      (File Numbers 33-97598 and 811-9102)

Dear Ladies and Gentlemen:

On behalf of WEBS Index Fund, Inc. (the "Company") transmitted herewith for filing pursuant to Rule 14c-5 of the Securities Exchange Act of 1934 are preliminary proxy materials relating to a special meeting of shareholders of the France WEBS Index Series (the "Fund") of the Company to be held on September 12, 1997 at 10:00 a.m. (Eastern Time) in the offices of the Company's administrator and fund accounting agent, PFPC Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809 for the following purposes:

(1) to approve a change of the Fund's subclassification from diversified to non-diversified; and

(2) to transact such other business as may properly come before the special meeting or any adjournment thereof.

If you have any questions or comments, please do not hesitate to contact the undersigned at (302) 791-1079.

Very truly yours,


\s\David C. Lebisky
David C. Lebisky
Regulatory Administrator


Enclosures

cc. Kevin Rupert
    (Division of Investment Management)